H.J. MEYERS & CO., INC.
                              1895 Mt. Hope Avenue
                            Rochester, New York 14620


                         Merger & Acquisition Agreement
                         ------------------------------


                                                               ___________, 1996

New York Health Care, Inc.
1850 McDonald Avenue
Brooklyn, New York  11223

Attn:

Gentlemen:

     This will confirm the understanding and agreement (the "Agreement") between H.J. Meyers & Co., Inc. ("Meyers") and New York Health Care, Inc. (the "Company") as follows:

     1. The Company hereby engages Meyers, and Meyers hereby accepts such engagement, as the Company's agent for the purpose of (a) identifying opportunities for a transaction involving the Company including, without limitation, the sale of the Company, or any of its businesses, assets, or properties, or the purchase by the Company of other companies, or any of their businesses, assets, or properties, (b) advising the Company concerning opportunities for such a transaction, whether or not identified by Meyers, and (c) as requested by the Company, participating on the Company's behalf in negotiations concerning such a transaction or assisting the Company in structuring such transaction.

     2. For the purpose of this Agreement:

     (a) A "Transaction" shall mean any transaction or series or combination of transactions involving the Company, other than in the ordinary course of trade or business, whereby, directly or indirectly, control of, or a material interest in any businesses, assets or properties, is sold, purchased, leased or otherwise transferred, including, without limitation, a sale, purchase or exchange of capital stock or assets, a lease of assets with or without a purchase option, a merger or consolidation, a tender or exchange offer, a leveraged buy-out, a restructuring, a recapitalization, a repurchase of capital stock, an extraordinary dividend or distribution (whether cash, property, securities or a combination thereof), a liquidation, the formation of a joint venture or partnership, a minority investment or any other similar transaction.


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     (b)  "Consideration"  shall mean the total  value of all cash,  securities, other properly and any other consideration, including, without limitation, any contingent, earned or other consideration paid or payable, directly or indirectly, in connection with a Transaction and consideration shall be determined at the closing. The value of any such securities (whether debt or equity) or other property shall be determined as follows: (1) the value of securities that are freely tradable in an established public market shall be the last closing market price of such securities prior to the public announcement of the Transaction; and (2) the value of securities which are not freely tradable or which have no established public market, or if the consideration consists of property other than securities, the value of such securities or other property shall be the fair market value thereof as mutually agreed by the Company and Meyers. Consideration shall also be deemed to include any indebtedness, including, without limitation, pension liabilities, guarantees and other obligations assumed, directly or indirectly, in connection with, or which survives the closing of, a Transaction. If the consideration to be paid is computed or payable in any foreign currency, the value of such foreign currency shall, for the purposes hereof, be converted into U.S. Dollars at the prevailing exchange rate on the dates on which such consideration is payable.

     3. The term of Meyers' engagement hereunder shall extend for two years from the date hereof.

     4. As compensation for the services rendered by Meyers hereunder, the Company shall pay Meyers as follows:

     (a) If the Company announces or enters into an agreement with respect to a Transaction either during the term of Meyers' engagement hereunder or at any time during a period of 36 months following the date hereof, and, if during the term hereof either the party or parties to the Transaction were identified by Meyers or Meyers renders advice concerning the Transaction, and such Transaction is thereafter consummated, then the Company shall pay to Meyers the following percentages of the total consideration paid in each of such Transactions:

              Percent                   Total Consideration
              -------                   -------------------

              5.0%             on amounts up to $3,000,000 plus
              3.5%             on amounts between $3,000,001 and $5,000,000 plus
              2.0%             on amounts over $5,000,000

     (b) For the purposes of subparagraph (a), Meyers shall be deemed to have identified the party or parties to a Transaction only if the opportunity is at least briefly specifically described in a writing (which need not identify the other parties) signed by Meyers and received (with receipt acknowledged in writing by the Company) prior

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     to  any   negotiations   between   representatives   of  the   Company  and
     representatives of the other party or parties to such Transaction and such writing signed by Meyers refers to the Company's obligations under this Agreement.

     (c) Compensation which is payable to Meyers pursuant to subparagraph 4(a) shall be paid by the Company to Meyers.

     5. The Company shall reimburse Meyers for its pre-approved out-of-pocket and incidental expenses incurred in connection with its engagement hereunder promptly as requested, including the fees and expenses of its legal counsel and those of any advisor retained by Meyers.

     6. Because Meyers will be acting on behalf of the Company in connection with this engagement, the Company agrees to indemnify Meyers as set forth in a separate letter agreement dated the date hereof between Meyers and the Company.

     7. Meyers shall have the right to place advertisements in financial and other newspapers and journals at its own expense describing its services to the Company hereunder.

     8. Any advice, either oral or written, provided to the Company by Meyers hereunder shall not be publicly disclosed or made available to third parties without the prior written consent of Meyers, until otherwise required by law. In addition, Meyers may not be otherwise publicly referred to without its prior consent.

     9. In connection with Meyers' engagement, the Company will furnish Meyers with all information concerning the Company which Meyers reasonably deems appropriate and will provide Meyers with reasonable access to the Company's officers, directors, accountants, counsel and other advisors. The Company represents and warrants to Meyers that all such information concerning the Company and its affiliates is and will be true and accurate in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstance under which such statements are made not misleading. The Company acknowledges and agrees that Meyers will be using and relying upon such information supplied by the Company and its officers, agents and others and any other publicly available information concerning the Company and its affiliates and any prospective acquiror of the Company, its businesses or assets without any independent investigation or verification thereof or independent appraisal by Meyers of the Company and businesses or assets.



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     10.  The  Company  represents  and  warrants  to Meyers  that  there are no brokers, representatives or other persons which have an interest in compensation due to Meyers from any Transaction contemplated herein.

     11. The benefits of this Agreement, together with the separate indemnity letter, shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors, assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

     12. This Agreement may not be amended or modified except in writing and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.


     Meyers is delighted to accept this engagement and looks forward to working with you on this assignment. Please sign this letter at the place indicated below, whereupon it will constitute a binding agreement with respect to the matters contained herein.


                                                 NEW YORK HEALTH CARE, INC.


                                                 By:____________________________
                                                          Authorized Officer


AGREED TO AND ACCEPTED:

H.J. MEYERS & CO., INC.


By:____________________________




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                            Indemnification Agreement


                                                           _______________, 1996


H.J. Meyers & Co., Inc.
1895 Mt. Hope Avenue
Rochester, New York 14620-4596

     In connection with the engagement pursuant to the Merger and Acquisition Agreement between H.J. Meyers & Co., Inc. (" Meyers") and New York Health Care, Inc. (the "Company") dated ____________, 1996, the Company hereby agrees to indemnify and hold harmless Meyers, its respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20(a) of the Securities Exchange Act of 1934), if any, (collectively, "Indemnified Persons" and individually, an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including fees and disbursements of Meyers' and any Indemnified Person's counsel) which (A) are related to or arise out of
(i) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company or (ii) actions taken or omitted to be taken by an Indemnified Person with the Company's consent or in conformity with the Company's instructions or the Company's actions or omissions or (B) are otherwise related to or arise out of Meyers' engagement, and will reimburse Meyers and any other Indemnified Person for all costs and expenses, including reasonable fees of Meyers' or any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, or defending any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with Meyers acting pursuant to the engagement, whether or not Meyers or any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. The Company will not, however, be responsible for any claims, liabilities, losses, damages, or expenses pursuant to clause (B) of the preceding sentence which are finally judicially determined to have resulted primarily from Meyers' bad faith or gross negligence. The Company also agrees that neither Meyers nor any other Indemnified Person shall have any liability to the Company for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages, or expenses incurred by the Company which are finally judicially determined to have resulted primarily from Meyers' bad faith or gross negligence.

     Promptly after receipt by an Indemnified Person under this Agreement of notice of the commencement of any action, such Indemnified Person will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof, but the omission so to notify the Company will not relieve the Company from any liability


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which it may have to any Indemnified  Person. In case any such action is brought against any Indemnified Person, and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and, to the extent that it may wish, reasonably assume the defense thereof, subject to the provisions herein stated, and upon a notice from the Company to such Indemnified Person of its election to assume the defense thereof, the Company will not be liable to such Indemnified Person under this Agreement for any legal or other expenses, subsequently incurred by such Indemnified Person in connection with the defense thereof, other than reasonable costs of investigation, unless the Company shall not pursue the action to its final conclusion. The Indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company if the Company has assumed the defense of the action with counsel reasonably satisfactory to the; provided that if the Indemnified Person shall have been advised by its counsel that there may be one or more legal defenses available to the Indemnified Person which differ from those available to the Company the Company shall be liable for any legal and other expense incurred by the Indemnified Person in connection with the defense of the action (in which case the Company shall not have the right to assume the defense of such action on behalf of the Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Indemnified Persons.) The Company agrees that the Company will not, without the prior written consent of Meyers, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not Meyers or any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of Meyers and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding.

     In order to provide for just and equitable contribution, if a claim for indemnification is made pursuant to these provisions but is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification is not available for any reason (except, with respect to indemnification sought solely pursuant to clause (B) of the first paragraph hereof, for the reasons specified in the second sentence thereof), even though the express provisions hereof provide for indemnification in such case, then the Company, on one hand, and Meyers, on the other hand, shall contribute to such claim, liability, loss, damage or expense for which such indemnification or reimbursement is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on one hand, and Meyers, on the other hand, in connection with the transactions contemplated by the engagement, subject to the limitation that in any event Meyers' aggregate contribution to all losses, claims, damages, liabilities and expenses to which contribution is available hereunder shall not exceed the amount of fees actually received by Meyers pursuant to the engagement.

     The foregoing right to indemnity and contribution shall be in addition to any rights that Meyers and/or any other Indemnified Person may have at common law or otherwise and shall


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remain in full force and effect  following the completion or any  termination of your engagement. The Company hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this agreement is' brought against Meyers or any other Indemnified Person.

     It is understood that, in connection with Meyers' engagement, Meyers may also be engaged to act for the Company in one or more additional capacities, embodied in one or more separate written agreements. This indemnification shall apply to said engagement, any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

     The Company further understands that if Meyers is asked to act for the Company as dealer manager in an exchange or tender offer or as an underwriter in connection with the issuance of securities by the Company or to furnish the Company a financial opinion letter or in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

                                             Very truly yours,

                                             NEW YORK HEALTH CARE, INC.



                                             By: _______________________________




AGREED TO AND ACCEPTED:

H. J.  MEYERS & CO., INC.


By:____________________________
         Authorized Officer


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